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LEASE

         THIS  LEASE,  made  effective  this 24th day of February,  1998, by and between AMERICANA INVESTMENT COMPANY, an Ohio general partnership  ("Landlord"),

and LEXFORD,  INC., a corporation  organized and existing under and by virtue of the laws of the State of Ohio ("Tenant").

                                   WITNESSETH:


         ARTICLE 1. GRANT AND PREMISES. Landlord for and in consideration of the rents and covenants hereinafter mentioned does hereby demise, lease and let unto

Tenant and Tenant does hereby hire,  lease and take from  Landlord the following described  premises  situated in the  approximately  52,168 square foot building known as 6954 Americana  Parkway,  Reynoldsburg,  Ohio (the  "Building"),  which

Building, together with the approximately 3.881 acre parcel of land described in

Exhibit A hereto upon which it is located,  and all improvements located thereon are referred to as the "Project."

         Being approximately 30,520 square feet of office space (the "Office Space") and 5,600 square feet of warehouse space (the "Warehouse Space") for a total of 36,120 square feet in the location and configuration depicted on Exhibit B hereto (the Premises").


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         The Project  constitutes a portion of Americana  Commerce Park ( "ACP")

as  ACP is  shown  on  Exhibit  C  hereto.  The  Premises  shall  include  as an appurtenant  right  the  non-exclusive  right of use of the  parking  lot on the

Project and the loading dock  turn-around  area between the buildings in ACP and driveways in the Project.  Tenant shall be entitled to the  non-exclusive use of the parking lot of the Project,  together  with other tenants of the Project and their employees,  customers, agents, guests and invitees, it being the intent of the parties that each tenant of the Project shall have the  non-exclusive use of that number of the total  parking  spaces in the Project  determined by dividing the total square feet of their respective  leased premises by the total leasable square feet of the Building.  It is agreed that the entire loading dock area and turn-around  area  between  the two  buildings  is a common  area of ACP for the non-exclusive use of all tenants within ACP.

         ARTICLE 2. TERM.  The term of this Lease shall  commence on the date of the  last to  occur of the  following  events  (the  "Commencement  Date"):  (i)

Tenant's  Work, as defined in Article 11 hereof,  is  completed,  and Tenant has accepted  the  Premises;  (ii) Tenant has vacated all  portions of the  Building which are not a part of the Premises, leaving the same in the condition required upon  termination  under the terms of the existing  Lease  between  Landlord and


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Tenant for the Building;  (iii) Tenant has occupied the Premises for the conduct of its  business;  and (iv) January 1, 1998 and expire on December 31, 2004.  If

Tenant  holds over the  expiration  of the term,  it is agreed  that the tenancy shall be  month-to-month  under the same  terms and  conditions  as this  Lease.


         ARTICLE 3. RENTAL.

         (a) Monthly  Rental.  The monthly  rental  shall be as set forth below,

payable  without  deduction  or offset in  advance on or before the first day of each  and  every  month  during  the  term  to the  following  address:  Oakwood

Management  Company,  6950 Americana Parkway,  Reynoldsburg,  Ohio 43068.


             Annual Rent
              Per Square   Annual Rent for
 Lease         Foot for        Warehouse
 Years       Office Space        Space        Annual Rental    Monthly Rental
-------      ------------  ---------------    -------------    --------------

  1-3          $8.75          $25,872.00      $292,922.00       $24,410.17
  4-5          $9.25          $27,165.60      $309,475.60       $25,789.63
  6-7          $9.75          $28,523.88      $326,093.88       $27,174.49

The first Lease Year shall commence on the Commencement Date and end on the last day of the  twelfth  full  month  following  the  Commencement  Date,  and  each subsequent  lease  year  shall  commence  on the  first  day of the  immediately following  month,  except  that if the  Commencement  Date is a date  other than

January 1, 1998, the last lease year shall be a partial lease year and shall end on December 31, 2004.  If the  Commencement  Date is a date other than the first


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day of a month, the monthly rental for the first partial month shall be prorated based upon the actual number of days of the month within the lease term.

         (b)  Additional  Rent.  Tenant  shall  pay any and all sums of money or charges  required  to be paid by Tenant as  additional  rent  under  this  Lease promptly  when the same are due,  without any  deduction or set-off  whatsoever.

Tenant's failure to pay any such amounts or charges when due shall carry with it the same consequences as the failure to pay Monthly Rental.  All such amounts or charges shall be payable to Landlord at the place where rent is payable.


         (c) Delay or Default on Payment of Rent. In the event that Tenant shall fail to pay any  installment  of rent on the date when due, or shall fail to pay any other  payment or charges due from Tenant to Landlord  hereunder on the date when due,  such past due  rentals or other  charges  shall bear  interest at the lesser of (i) the highest rate then  allowable by law which  Landlord might then have  charged  in making an  unsecured  loan to Tenant or (ii) the rate of three percent (3%) per annum above the prime rate charged by The  Huntington  National

Bank,  Columbus,  Ohio (i.e.  the interest rate  established  by The  Huntington

National Bank, Columbus, Ohio, from time to time based upon its consideration of economic, money market, business and competitive factors) as of


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the due date (in either instance,  the "Default Rate") from the due date thereof until paid by Tenant. In like manner, all other obligations, benefits and moneys which may be due to Landlord  from Tenant under the terms  hereof,  or which are paid by Landlord because of Tenant's default  hereunder,  shall bear interest at the  Default  Rate from the due date  until paid or, in the case of sums paid by

Landlord because of Tenant's default hereunder,  from the date such payments are made by Landlord until the date Landlord is reimbursed by Tenant.

         ARTICLE 4. OPTIONS.

         (a) Option to Renew. Tenant shall have and is hereby granted the option to extend the term of this Lease for one (1) additional  term of five (5) years.

The  renewal  period  shall be  governed by all of the  provisions,  terms,  and conditions of this Lease;  except that the monthly rental shall be determined as follows:

   Year of     Annual Rent   Annual Rental for
   Renewal     Per Square        Warehouse       Total Annual
    Term          Foot             Space            Rental        Monthly Rental
   -------     ----------    -----------------   ------------     --------------

      1             $9.99        $29,236.98       $334,131.76       $27,844.32
      2            $10.24        $29,967.90       $342,492.70       $28,541.06
      3            $10.50        $30,717.10       $350,763.31       $29,230.26
      4            $10.76        $31,485.03       $359,880.23       $29,990.02
      5            $11.03        $32,272.15       $368,907.75       $30,742.31


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In order to exercise the option as herein provided, Tenant must give to Landlord written  notice of same at least  ninety  (90) days prior to end of the  initial term.

         (b) Option to Delete  Warehouse  Space from Lease.  Tenant shall have a one-time  right to delete the  Warehouse  Space from the  Premises  on the third anniversary  date of the Lease (the "Warehouse  Option Date") upon the following terms and conditions:

          (1) Tenant shall give written notice to Landlord (an "Election Notice") stating its election to delete the Warehouse Space from the Premises effective on the Warehouse Option Date not more than one (1) year and not less than six (6) months prior to the Warehouse Option Date.

          (2) If a timely Election Notice is given, this Lease shall be automatically amended on the Warehouse Option Date to delete the Warehouse Space from the Premises and to adjust the rental accordingly. At the request of either party, the parties shall exe-cute an Amendment to Lease reflecting such changes.

          (3) If a timely Election Notice is given, Tenant shall vacate the Warehouse Space on or before the Warehouse Option Date and comply with all terms of the Lease which apply to termination of the Lease, including Articles 10 and 12 hereof, with respect to the Warehouse Space.

         ARTICLE 5. TAXES AND UTILITIES.

         (a) Taxes and  Obligations.  Subject  to the  provisions  of Article 22 hereof,  Landlord shall pay all taxes,  assessments (whether general or special)

and any other  obligations  which are or may become a lien on or levied  against the Premises and Project.


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         (b) Utilities.  Tenant agrees during the term hereof to pay all charges for electricity,  water, gas, heat, telephone and other utility services,  used,

consumed  or wasted  upon the  Premises.  Landlord  shall not be liable  for the quality,  quantity or any interference with such utilities.  Tenant shall, on or prior to the Commencement  Date, cause all utility services used by Tenant to be placed in Tenant's name.

         ARTICLE 6.  ASSIGNMENT  AND  SUBLETTING.  Tenant may at any time assign this Lease or sublet any part or all of the  Premises  to any party whom  Tenant may  reasonably  select,  provided  that  the  occupancy  of that  party  or the operations to be conducted in or on the Premises by that party shall not be of a more  hazardous  nature than the  occupancy  of or the  operations  conducted by

Tenant on the  Premises at the time of said  assignment  or  subletting.  In the event of any assigning or  subletting by Tenant,  Tenant shall remain liable for the  performance  of its  covenants as contained in this  Agreement,  unless the assignee in the case of an  assignment  has a net worth equal to or greater than the net worth of Tenant on the date  hereof  and on the date of the  assignment,

which assignee is approved by Landlord in its reasonable discretion.

         ARTICLE  7. USE.  Tenant  may use the  Premises  for any  lawful use or purpose. Tenant will at its own expense comply with all statutes, ordinances,


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rules,  orders and  regulations of federal,  state or local public  authorities,

subject to the provisions of Article 26 hereof.

         ARTICLE 8. DAMAGE OR DESTRUCTION.  If all or a part of the Premises are rendered  untenantable  by  reason of  damage  or  destruction  caused by perils customarily covered under fire and extended coverage  insurance,  acts of God or any cause beyond the  reasonable  control of Tenant,  this Lease  shall,  at the option of Tenant,  terminate unless (a) Landlord notifies Tenant within ten (10)

days after notice from Tenant of the untenantable  condition of the Premises, of its intention to repair and restore the Premises to their former condition,  and

(b) such  restoration is completed within one hundred twenty (120) days from the date Landlord  receives  notice of the  untenantable  condition of the Premises.

During the period of  restoration,  Tenant's rental  obligation  shall be abated proportionate  to the time and the extent of the damage or  destruction  and the time during which and the extent to which the Premises  have been  untenantable.

In the event of  termination,  Landlord shall reimburse to Tenant any portion of rent  paid  representing  the  portion  of the  term  subsequent  to the date of

Premises were rendered untenantable.

         ARTICLE 9. MUTUAL WAIVER OF SUBROGATION. Each party hereto releases and waives all rights of recovery against the other party, its officers,  employees,


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agents,  invitees and  representatives for any damage to any person, or for loss of or damage to their  property or property of others under its control  arising from any cause insured against under any insurance  policies carried by Landlord and Tenant.

         ARTICLE 10. SURRENDER. Tenant agrees to surrender at the termination of this Lease  possession  of the Premises in as good  condition  and repair as the same were in at the commencement of the term hereof except for the following:


          (a)  Reasonable wear and tear,

          (b) Repairs and restoration to be made by Tenant or Landlord as herein provided,

          (c) Damage or destruction caused by perils customarily covered under fire and extended coverage insurance, acts of God, or by any other cause beyond the reasonable control of Tenant.

         ARTICLE  11.  TENANT   IMPROVEMENT   ALLOWANCE  AND   CONSTRUCTION   OR

IMPROVEMENTS  BY TENANT.  Landlord  shall  provide an allowance in the amount of

$396,760.00  (the  "Allowance  Amount") to pay for Tenant's Work as  hereinafter defined.  Said allowance shall be paid as follows:

          (a)  Landlord  shall  retain  and  pay  directly  to all  contractors,
               subcontractors,   materialmen,   laborers  and  others  all  sums
               necessary to pay for Landlord's Work.


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          (b)  Tenant shall submit draw requests for construction and relocation expenses incurred and paid to date no more frequently than monthly, which shall include an itemization of each invoice for which reimbursement is sought together with evidence of payment of same.

          (c) Landlord shall pay all such requests upon verification thereof within 10 days of receipt of the request up to the total Allowance Amount.

          (d) Any portion of the Allowance Amount remaining unpaid shall be paid by Landlord to Tenant within 30 days after all Tenant's work (as hereinafter defined) is completed, and Tenant has fully accepted and occupied the Premises.

         Tenant shall  construct or cause to be  constructed  a demising wall or walls  between the Premises and the  remainder of the Building  (the  "Remaining

Space") and construct such other  improvements  as are necessary to separate the

Premises from the Remaining  Space,  provide  utility  services to the Remaining

Space,  and allow the Remaining Space to be used separately by a separate tenant from the Premises,  including separate metering or submetering of all utilities,

and shall construct a building identification sign or signs as agreed to between

Landlord  and Tenant.  Tenant shall not be required to have  separate  meters or submeters  installed for the Remaining Space until such time as Landlord advises

Tenant  that it has  obtained  a tenant  for all or a portion  of the  Remaining


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Space, in which case Tenant shall cause the separate meters (or submeters to the extent  submetering  is  allowed  by the  respective  utility  companies)  to be installed  within thirty (30) days of written  notice from Landlord to do so. If

Tenant elects to provide  submetering of utilities instead of separate metering,

Tenant shall be responsible for all costs of reading the meters and apportioning the utility  bills.  Notwith-standing  anything  herein to the contrary,  Tenant shall be  responsible  for the  payment of all  utility  charges  for the entire

Building  until the separate  meters or submeters  for the  Remaining  Space are installed.  Tenant shall also be solely  responsible at its cost for making such improvements  to the  Premises  as are  necessary  to cause the  Premises  to be suitable  for  Tenant's  intended  use and to comply with all  applicable  laws,

ordinances,  building codes and regulations in effect on the Commencement  Date.

All such work done under this  Article 11 is  referred  to as "Tenant  Work" and shall be done at  Tenant's  expense to the extent the cost  thereof  exceeds the

Allowance  Amount.  Tenant's  Work  shall be done in  accordance  with  detailed working drawings approved by Landlord,  which approval shall not be unreasonably withheld or delayed.  Tenant shall have the right to enter the Premises prior to the  Commencement  Date for the purpose of doing such work,  provided  that upon such entry Tenant shall  maintain all required  insurance  upon the Premises and


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pay all utilities  from such date and all  provisions  of the Lease  relative to occupancy and  indemnification  shall apply.  Tenant shall provide  construction management  services  for  Tenant's  Work and shall  retain a qualified  general contractor to perform Tenant's Work.

         ARTICLE 12. ALTERATIONS.  Tenant shall not make or cause to be made any alterations,  additions, or improvements to the Premises, or install or cause to be installed any exterior signs, floor coverings, interior or exterior lighting,

plumbing  fixtures,  shades,  canopies  or  awnings  or make any  changes to the mechanical,  electrical or sprinkler  systems (if any) without the prior written consent of Landlord,  which consent shall not be unreasonably  withheld.  Tenant shall present to Landlord plans and specifications for any such proposed work at the time  approval is sought.  Subject to the  foregoing,  Tenant shall have the right to make  installations  upon the roof of the  Building  for  communication devices provided the same, or their installation,  does not affect the integrity of the  roof or  structure  of the  Building.

         All alterations, installations, additions and improvements in or to the

Premises,  installed by Landlord and all alterations,  installations,  additions and  improvements to the Building made by Tenant other than Tenant's  equipment,


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furniture,  furnishings,  trade fixtures and other personal  property,  shall be deemed to have  attached  to the  Premises  and to have  become the  property of

Landlord upon such attachment,  and upon expiration of this Lease or any renewal term thereof,  Tenant shall not remove any of such  alterations,  installations,

additions and improvements; provided, however, Landlord may designate by written notice to Tenant  at the time  Landlord  consents  to such  Tenant  alterations,

installations,    additions   and   improvements   which   Tenant   alterations,

installations,  additions  and  improvements  must be  removed  by Tenant at the expiration or  termination of this Lease,  and Tenant shall promptly  remove the same and repair any damage to the Premises caused by such removal.  Tenant shall

have  no  obligation  to  remove  alterations,   installations,   additions  and

improvements installed by Landlord. All equipment, furniture, furnishings, trade fixtures,  exhaust hoods, and other personal property installed by Tenant in the

Premises  shall  remain  Tenant's  property  and may be removed by Tenant at the termination  of the  Lease;  provided  Tenant  shall  repair  any  damage to the

Premises caused by such removal;  further  provided that Landlord shall have the right to remove any such personal  property owned by Tenant which is not removed by Tenant prior to the  expiration  date of the Lease or within thirty (30) days after any earlier  termination of the Lease, and if not claimed by Tenant within


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thirty (30) days after  removal and  storage,  such  personal  property  will be deemed to have been  abandoned  by Tenant  and may be  disposed  of by  Landlord without any further obligation to Tenant.  Landlord hereby waives any landlord's lien on  Tenant's  personal  property.

         Tenant  shall  have the right to make any  non-structural  alterations,

installations,  additions or improvements not exceeding  $10,000.00 and which do not materially affect the building utility systems without obtaining  Landlord's consent.  Tenant shall provide Landlord with copies of the drawings covering the work.

         Tenant  shall not place any signs on the  interior (if visible from the exterior)  or on  the  exterior  of  the  Building  or on  the  Project  without

Landlord's written consent.  Tenant shall maintain its sign(s) in good condition and  repair at all  times  during  the term of this  Lease.  All signs  shall be installed in compliance with all applicable  laws,  ordinances and  regulations.

Landlord shall  construct a monument or building sign or signs on or outside the

Building at a location or locations  mutually  agreed to by Landlord and Tenant,

which  shall be for the joint use of Tenant and other  tenants  in the  Building with the cost of such sign to be paid from the Allowance Amount under Article 11 hereof.  The space on such sign identifying  Tenant shall not exceed fifty eight


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and one-half percent (58.5%) of the portion of the sign used to identify tenants in the  Building.

         If a mechanic's  lien is filed against the Premises or the Project for,

or purporting to be for, labor or material alleged to have been furnished, or to be  furnished,  to or for Tenant or any  subtenant  or assignee of Tenant at the

Premises, Tenant shall cause such lien to be discharged within fifteen (15) days after  receipt of written  notice  from  Landlord,  by  bonding  proceedings  or otherwise. If Tenant shall fail to take such actions as shall cause such lien to be discharged within said fifteen (15) day period,  Landlord may, at its option,

pay the amount of such lien or may  discharge  the same by  bonding  proceedings and, in the event of such bonding  proceedings,  Landlord may require the lienor to prosecute  the  appropriate  action to enforce the lienor's  claim.  Any such amount paid or expense  incurred by Landlord,  or any expense incurred or sum of money paid by  Landlord  by reason of the  failure of Tenant to comply  with the foregoing  provisions  of this Article,  or in defending any such action,  shall become immediately due and payable as rent by Tenant to Landlord,  together with interest at the Default Rate thereon from the date of payment by Landlord  until paid by Tenant.  Any such payment by Landlord shall not be deemed to be a waiver


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of any other rights which  Landlord may have under the  provisions of this Lease or as  provided  by law.

         ARTICLE  13.  RIGHT OF ENTRY.  Tenant  agrees to permit  Landlord,  its agents or  employees,  to enter the  Premises at all  reasonable  times,  with a minimum of 24 hours'  advance  notice except in an emergency to show premises to parties  wishing  to  purchase,  lease  or  to  make  repairs,  alterations  and improvements. Landlord may enter the Premises at any time in cases of emergency.

         ARTICLE 14.  LIABILITY.  Landlord shall not be liable for any damage to property  of  Tenant or  property  of  Tenant's  employees,  agents or  invitees resulting  from  perils  customarily  covered  by  fire  and  extended  coverage insurance,  acts of God or any other  cause  beyond  the  reasonable  control of

Landlord.  Tenant  agrees  to  indemnify  and save  harmless  Landlord  from any liability,  claim or demand  which may arise from such damage to said  property.

Tenant shall not be responsible for any damage to or destruction of the Premises resulting  from  perils  customarily  covered  by  fire  and  extended  coverage insurance.

         ARTICLE 15. DEFAULT.

         (a) Events of Default by Tenant.  It is  expressly  agreed that each of the  following  shall  constitute  an  event of  default  ("Event  of  Default")

hereunder:


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               (l)  The  failure,  neglect  or  refusal  of  Tenant  to pay  any installment of rent or additional rent at the time and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof, and if any such failure, neglect or refusal to pay shall continue for a period of more than seven (7) days after Tenant's receipt of Landlord's written notice of default.

               (2) The filing of any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act against Tenant or the institution of any voluntary or involuntary proceeding in any court or tribunal to declare Tenant insolvent or unable to pay its debts, and the same shall not be dismissed or discharged within thirty
                    (30) days after Tenant's receipt of notice thereof in writing from Landlord.

               (3) The failure, neglect or refusal of Tenant to keep and perform any of the covenants, conditions or stipulations herein contained and covenanted and agreed to be kept and performed by it and such failure, neglect or refusal shall continue for a period of more than thirty (30) days after Tenant's receipt of notice thereof in writing from Landlord; provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than such thirty (30) day period, Tenant shall be deemed to have complied with such notice within said period of time if Tenant is diligently prosecuting compliance with said notice or has taken the proper steps or proceedings under the circumstances to prevent the seizure, destruction, alteration or other interference with the Premises by reason of non-compliance with the requirements of any law or ordinance or with the rules, regulations or directions of any governmental authority, as the case may be.


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               (4)  The making of any  assignment by Tenant of the Premises,  or part thereof, for the benefit of creditors, or should the Premises be taken under any levy of execution or attachment in execution against Tenant, and such levy, attachment or assignment is not dismissed and discharged within thirty
                    (30) days after Tenant's receipt of written notice thereof from Landlord.

         (b) Landlord's Remedies. Upon the occurrence of any Event of Default as set forth in Article  15(a)  hereof,  then  Landlord,  in  addition to the other rights or remedies  that  Landlord  may have as provided by law,  shall have the right to declare this Lease terminated and the term ended.

         Should  Landlord  take  possession  of  the  Premises,  it  may  either terminate  this Lease or it may,  from time to time,  without  terminating  this

Lease,  make such  alterations and repairs as may be necessary in order to relet the  Premises,  and relet the Premises,  or any part  thereof,  for such term or terms (which may be for a term  extending  beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord,  in its sole discretion, may deem advisable,  subject to Landlord's duty to mitigate damages.  Upon each such  reletting,  all  rentals  and other sums  received  by

Landlord from such reletting shall be applied as follows:  first, to the payment of any  indebtedness  other than rent due  hereunder  from  Tenant to  Landlord;

second,  to the payment of any costs and expenses of such  reletting,  including


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reasonable  brokerage fees and attorneys' fees and of costs of such  alterations and  repairs;  third,  to the  payment of rent and other  charges due and unpaid hereunder;  and fourth,  the  remainder,  if any,  shall be held by Landlord and applied in payment of future  fixed and  additional  rent as the same may become due and payable  hereunder.  If such rentals and other sums  received  from such reletting  during  any month is less than  that to be paid  during  the month by

Tenant hereunder,  Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.  No such re-entry or taking  possession of the  Premises  by  Landlord  shall be  construed  as an  election on its part to terminate this Lease unless a written notice of such intention shall be given by

Landlord  to Tenant or unless  the  termination  hereof be decreed by a court of competent jurisdiction.  Notwithstanding any such reletting without termination,

Landlord  may at any time  hereafter  elect to  terminate  this  Lease  for such previous  breach.  Should  Landlord  at any time  terminate  this  Lease for any breach,  in addition to any other remedies that Landlord may possess pursuant to the terms of this Lease or as provided by law,  Landlord may recover from Tenant all  damages  it may  incur by  reason  of such  breach,  including  the cost of recovering the Premises,  reasonable  attorneys'  fees, and the present value at the time of such termination of the amount of fixed and additional rent and other charges equivalent to rent reserved in this Lease for the remainder of the stated term of this Lease,  all of which  amount  shall be  immediately  due and payable by Tenant to Landlord,  subject, however, to Landlord's duty to mitigate damages.

         In the event  that a lawsuit is brought by  Landlord  for  recovery  of possession of the  Premises,  for recovery of rent or any other amount due under the  provisions  of this Lease or  because  of the breach of any other  covenant herein  contained on the part of Tenant to be kept and  performed,  and a breach shall be  established,  Tenant  shall  pay to  Landlord  all  expenses  incurred therefor,  including reasonable attorneys' fees.

         (c)  Default by  Landlord.  In the event of the  failure of Landlord to perform any obligation of Landlord to be performed by Landlord hereunder, and if such  default  continues  for a period  of more  than  thirty  (30)  days  after

Landlord's  receipt of notice  thereof in writing from  Tenant,  then Tenant may elect to perform such  obligation  itself and the  reasonable  cost  incurred by

Tenant is performing such  obligation  shall be due and payable within seven (7)

days of the receipt of an invoice for the same by Landlord, and if not paid when due shall bear  interest at the Default  Rate.  Provided,  however,  that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than such thirty (30) day period,

Landlord shall be deemed to have complied with such notice within said period of time if Tenant is diligently  prosecuting  compliance with said notice.

         ARTICLE 16. LANDLORD'S  WARRANTY.  Landlord warrants and covenants that it is lawfully in possession of the Premises and has good right and authority to lease the same and that upon  Tenant's  paying  the  rents  and  performing  the covenants as herein  provided it shall and may peaceably and quietly have,  hold and enjoy the Premises for the term or terms herein  provided and Landlord  will defend such holding and  enjoyment.

         ARTICLE 17.  SUCCESSORS  AND  ASSIGNS.  The  covenants  and  agreements contained  in this Lease shall apply to,  inure to the benefit of and be binding upon the Landlord and Tenant and upon their  respective  successors  in interest and  assigns.

         ARTICLE 18. WAIVER. Any failure or neglect by either party to assert or enforce  any rights or  remedies  because of any breach or default by the others hereunder shall not prejudice or affect their respective rights or remedies with respect to any subsequent breach or default.

         ARTICLE 19. INSURANCE.

         (a)  Landlord's  Insurance.  Subject  to the  provisions  of Article 22 hereof,  Landlord  shall at all times  during the term or any  extension of this

Lease,  carry fire and extended coverage  insurance on the Building in an amount equal to the full replacement value of the Building.  Landlord shall comply with any co-insurance  clause in said insurance policy or policies.  Tenant shall not be liable for Landlord's  failure to comply with any such  co-insurance  clause.

Tenant shall not be responsible  for any deductible  portion of Landlord's  fire and extended coverage insurance  policies.  Landlord shall provide Tenant with a certificate  that  such  insurance  is in effect  and  renewal  certificates  as necessary within fifteen (15) days after written request by Tenant.

         (b)  Tenant's  Insurance.  Tenant  agrees  that,  at its own  cost  and expense,  it shall procure and continue in force,  general  liability  insurance insuring  Tenant against any and all claims for injuries to persons or damage to property  occurring in or upon the  Premises or  occurring  on the Project,  and including all damage to signs,  fixtures or other appurtenances now or hereafter erected upon the Premises or the  Project,  during the term of this Lease.  Such insurance  shall at all times be in an amount not less than Two Million  Dollars

($2,000,000.00)  on account of bodily injury to or death of one person,  and Two

Million  Dollars  ($2,000,000.00)  on account of bodily  injuries to or death of more than one  person  as a result of any one  accident  or  disaster,  and Five

Hundred Thousand Dollars  ($500,000.00) for property damage in any one accident.

Such insurance  shall be written by a company or companies  authorized to engage in the  business  of general  liability  insurance  in the State of Ohio,  and a certificate of all such policies procured by Tenant in compliance herewith shall be  delivered  to  Landlord  at least  fifteen  (15) days prior to the time such insurance is required to be carried by Tenant, and, thereafter, at least fifteen

(15) days prior to the expiration of any such  policies.  Such policy shall bear an endorsement  stating that the insurer agrees to notify Landlord not less than ten (10) days in advance of the modification or cancellation of any such policy.

In the event that Tenant fails to maintain such  liability  insurance,  Landlord shall have the right to obtain liability insurance on behalf of Tenant, insuring

Tenant and  containing  such  limits,  and to charge the cost  thereof to Tenant together  with  interest  at the Default  Rate until paid.  Such right to obtain liability  insurance  on behalf of Tenant  shall not be deemed to be a waiver of any other rights which  Landlord may have under the  provisions of this Lease or as  provided  by law.

         Landlord  shall  obtain  and  pay the  expense  of  whatever  liability insurance  coverage it  determines  to be  necessary in order to protect its own interest.

         Tenant further agrees to maintain in full force  throughout the term of this Lease policies of fire insurance, including extended coverage, on all trade fixtures,  furniture,  furnishings,  equipment  and other  personal  property of

Tenant located in the Premises. Tenant shall provide Landlord with a certificate that such insurance is in effect and renewal certificates as necessary.

         ARTICLE 20. COMMON  AREAS.  Landlord  agrees that Tenant,  and Tenant's clients,  employees,  agents,  visitors  and  invitees,  shall  have  the  right throughout  the term of this Lease to use,  in common  with  others  entitled to similar use thereof,  all of the areas of the Project that may from time to time be  constructed  and  designated as common areas by Landlord,  including but not limited to parking areas,  sidewalks and driveways for ingress and egress to the

Project; provided,  however, that Tenant, Tenant's clients,  employees,  agents,

visitors and invitees  shall not use any parking areas  reserved and  designated for the exclusive  use of Landlord or any other  persons.  "Common  Areas" shall include the Loading  Dock and Turn Around  Area.

         The  common  areas  shall at all  times  be  subject  to the  exclusive management and control of Landlord, and Landlord shall have the right, from time to time, to establish,  modify and enforce reasonable rules and regulations with respect  to all such  common  areas if the same are,  in  Landlord's  reasonable opinion, for the betterment or safety of the Project, and the use of such common areas by Tenant shall be subject to such rules and regulations.  If an amendment or modification of such rules and regulations  would adversely affect the rights of Tenant  under this  Lease,  such  modification  shall  require the consent of

Tenant,  which consent shall not be unreasonably  withheld or delayed.  Landlord shall  notify  Tenant  of any  modification  or  amendment  to  such  rules  and regulations at least thirty (30) days before it becomes effective.

         Landlord  may do and perform  such acts in and to said common areas as,

in Landlord's good business judgment,  Landlord shall determine to be advisable.

Landlord hereby reserves the right to make alterations,  additions, deletions or changes including, but not limited to, changes in size and configuration of said

common  areas,  with  the  consent  of  Tenant,   which  consent  shall  not  be

unreasonably withheld or delayed.

         Subject to the provisions of Article 22 hereof,  Landlord shall arrange and adequately  maintain the common areas in a good usable condition  throughout the term of this Lease.

         ARTICLE 21. NET LEASE.  It is the  purpose  and intent of Landlord  and

Tenant that except for Landlord's  obligations hereunder for roof and structural replacement,  the  annual  fixed  rent  payable  by  Tenant  hereunder  shall be absolutely net to Landlord so that this Lease shall yield,  net, to Landlord the rent  specified  in  Article 3 or  Article  4, as the case may be,  and that all costs,  expenses or  obligations of every kind and nature  whatsoever  which are expressed as Tenant's  responsibility  or for which Tenant has agreed  herein to pay additional  rent shall,  subject to the provisions of Article 22 hereof,  be paid by Tenant.  Tenant hereby  agrees to and shall  indemnify and save Landlord harmless from and against all such costs, expenses and obligations.

         ARTICLE 22. OPERATING EXPENSES.

         (a)  Tenant's  Proportionate  Share of  Landlord's  Operating  Expense.

Tenant shall pay to Landlord,  as  additional  rent, an amount equal to Tenant's proportionate  share ("Tenant's  Operating Expense  Allocation") of the cost and expense to Landlord  ("Landlord's  Operating  Expense") of Landlord's  Operating

Services, as hereinafter defined, for the Project.

         (b) Statement of Landlord's Operating Expense and Payment. Tenant shall pay to  Landlord  monthly  installments  in  advance  on the  first  day of each calendar  month  during  the term of this Lease an amount  equal to  one-twelfth

(1/12th) of Tenant's  annual  Operating  Expense  Allocation,  as said amount is estimated  from time to time by Landlord.  Within thirty (30) days after the end of each  calendar  year of the term of this Lease,  or any renewal term thereof,

Landlord  shall  furnish to Tenant a statement of the actual  amount of Tenant's proportionate  share of Landlord's  Operating  Expense  incurred by Landlord for

Landlord's  Operating  Services during the preceding calendar year. In the event that  Tenant's  proportionate  share of  Landlord's  Operating  Expense for such calendar year exceeds the payments  made by Tenant to Landlord  pursuant to this

Article 22(b) during such calendar year,  Tenant shall,  within twenty (20) days after Landlord has furnished such statement,  pay to Landlord the amount of such excess.  In the event the amount of such excess is not paid  within  twenty (20)

days after  Landlord  has  furnished  such  statement,  such  excess  shall bear interest at the Default  Rate  commencing  with the  twentieth  (20th) day after

Landlord has furnished  such statement  until such excess is paid by Tenant.  In the event that Tenant shall have paid to Landlord  during such  calendar year an amount for Landlord's Operating Expense which exceeds the amount due from Tenant to Landlord for such calendar year, the amount of such overpayment shall be credited against the next payment which shall become due from Tenant to Landlord for Landlord's  Operating  Expense.

         (c)  Landlord's  Operating  Expense  Items.  As used  herein,  the term

"Landlord's  Operating Expense" shall include all costs and expenses of any kind or nature  incurred by Landlord in  managing,  operating,  equipping,  policing,

protecting,   lighting,  insuring,  repairing,  replacing  and  maintaining  the

Project,  including all common areas,  roof and structural  maintenance (but not roof and  structural  replacement),  in accordance  with accepted  principles of sound  operation  and  management,  including  but not  limited to all costs and expenses incurred pursuant to Article 5, 19, 20 and 21 hereof, and the costs and expenses of management, security programs, including but not limited to security and life safety systems, illumination and maintenance of common signs, cleaning,

lighting, snow removal,  landscaping,  premiums for liability, property and rent loss insurance,  personal property taxes,  supplies, the cost of maintaining and replacement of equipment,  reasonable depreciation of maintenance equipment used in the operation and maintenance of the Project, total compensation and benefits

(including premiums for workers' compensation and other insurance) paid to or on behalf of the employees involved in the performance of the work specified in this Article 22(c),  and an amount equal to twenty-nine and one-quarter  percent

(29.25%) of the expenses incurred by Landlord in sealing,  repairing,  striping,

cleaning,  and  removing  snow from the  driveways  and the common  loading dock turn-around area which serves the Building and the adjacent building in ACP.

         (d) Computation of Proportionate Share. Tenant's proportionate share of

Landlord's  Operating  Expense shall be fifty-eight and one-half percent (58.5%)

of Landlord's  Operating Expense.

         (e) Review of Records.  Tenant shall have the right, within thirty (30)

days after  Landlord has rendered its annual  statement of Landlord's  Operating

Expenses for any calendar  year during the term of this Lease,  or any extension thereof, to review Landlord's records relating to Landlord's  Operating Expenses at the office where such records are kept and during Landlord's regular business hours.  Such right shall be exercised  within such period and upon fourteen (14)

days' prior written notice given by Tenant to Landlord.

         ARTICLE 23. MAINTENANCE AND REPAIRS.  Tenant will maintain the interior of the  Premises  and all  windows  and doors in good  condition  and  repair in accordance with maintenance standards employed in maintenance of comparable buildings in Franklin County, Ohio. Maintenance procedures will be subject to

Landlord's  approval.  In the event that  Landlord  reasonably  determines  that

Tenant is not  adequately  maintaining  the  Premises,  Landlord  shall have the right,  upon not less  than  forty-five  (45)  days  written  notice  to  Tenant specifying the reasons for such conclusion,  and if Tenant has not corrected all identified  problems  within such  forty-five  (45) day period,  to perform such maintenance  on behalf of Tenant and to charge Tenant,  as additional  rent, the reasonable costs thereof.

         Without  limitation,   Tenant's  obligations  hereunder  shall  include

ordinary and  extraordinary  repairs to keep the interior,  windows and doors of the Premises, and all heating, air conditioning, plumbing and electrical systems and all  fixtures  and  equipment  in good  order  and  repair.

         Subject to the  provisions  of Article  22  hereof,  Landlord  shall be responsible for  maintaining  the exterior,  roof and structure of the Building.

Landlord shall be responsible at its sole cost and not subject to the provisions of  Article  22  hereof  for  replacement,  as  distinguished  from  repair  and maintenance,  of the roof and structure of the  Building.

         ARTICLE 24. RULES AND  REGULATIONS  FOR THE PROJECT.  Tenant  agrees to comply  with and  observe  all rules and  regulations  as set forth in Exhibit C attached  hereto and made a part  hereof,  and as modified  and  established  by

Landlord  from time to time with respect to the operation and use of the Project and the  Premises  in  accordance  with the  provisions  of  Article  20 hereof.

Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner defined as an Event of Default hereunder.

         ARTICLE 25.  ENVIRONMENTAL  PROTECTION;  COMPLIANCE  WITH CODE.  Tenant

acknowledges  that  there  are in  effect  federal,  state  and  local  laws and regulations  and that additional laws and regulations may hereinafter be enacted to go into effect  relating to or affecting  the  Premises and the Project,  and concerning the impact on the environment of construction,  land use, maintenance and operation of structures,  and the conduct of business. Tenant will not cause or  permit  to be  caused  any act or  practice,  by  negligence,  omission,  or otherwise,  that  would  violate  any of  said  laws  or  regulations.

         Landlord acknowledges that as of the date of execution of this Lease it has no  knowledge  of and has not  received any notice of intent to commence any action or  proceeding  against  Landlord or the Premises or Project based on any violation of any building,  fire, safety, zoning, land use or environmental law,

regulation or ordinance of any applicable jurisdiction in any respect which might adversely affect the Premises or Project or require any modifications to the Building.

         It is the intent of the parties that Landlord shall be responsible  for the cost of environmental  compliance  resulting from any existing  condition on the  Premises as of the date that Tenant  first  enters the Premises to commence

Tenant's  Work  (the  "Work  commencement   Date")  and  that  Tenant  shall  be

responsible  for the cost of any  environmental  compliance  resulting  from any condition  or event on the Premises  arising  after the Work  Commencement  Date unless the same is solely the result of the  negligence of Landlord.  Therefore,

Landlord  agrees to indemnify and hold harmless  Tenant from any and all claims,

liability,  loss,  damage  costs  and  expenses  arising  under  any  applicable environmental laws or regulations and conditions  existing on the Premises prior to the Work  Commencement  Date,  except to the extent  the same were  caused by

Tenant.  Tenant agrees to indemnify and hold harmless  Landlord from any and all claims, liability, loss, damage, costs and expenses arising under any applicable environmental  laws or  regulations  and  conditions or events arising after the

Work  commencement  Date or prior to the Work  Commencement  Date if  caused  by

Tenant.

         In the event that any use of the Building by Tenant  different from the office/warehouse use for which the Building was designed necessitates any modifications to the Building or other actions in order to cause the Building to

comply  with  applicable  land  use,   zoning,   building,   fire,   safety  and

environmental codes of governmental  authority having jurisdiction,  Tenant will pay the cost of such modifications and indemnify and save Landlord harmless from all liability and expense in connection  therewith.  Any other  modifications to the Building or any other actions  required by a change in applicable  land use,

zoning,  building,  fire, safety and environmental codes after the completion of

Tenant's  Work will be made by  Landlord  at  Landlord's  expense.

         ARTICLE 26. REDUCTION OR CURTAILMENT DUE TO ENERGY  SHORTAGE.  Landlord

and Tenant specifically acknowledge that energy shortages in the region in which the Project is located may from time to time  necessitate  reduced or  curtailed operation of the Project and the business  conducted by Tenant in the  Premises.

Tenant agrees to and shall comply with all such rules and  regulations as may be promulgated from time to time by any governmental  authority having jurisdiction with respect to energy consumption and Tenant shall reduce or curtail operations in the Premises as shall be directed by such governmental authority.  Compliance with such  rules  and  regulations  and/or  such  reduction  or  curtailment  of operation shall not constitute a breach of Landlord's covenant of quiet enjoyment or otherwise invalidate or affect this Lease, and Tenant shall not be entitled to any  diminution or abatement in rent during  periods of reduction or curtailment of operations, subject, however, to Tenant's right to terminate this

Lease in the event of  circumstances  constituting  a  constructive  eviction if reduction or curtailment is for a prolonged period.  Failure to keep and observe said rules and regulations  and/or to reduce or curtail  business  operations as herein  provided shall  constitute a breach of the terms of this Lease.


         ARTICLE 27.  OFFSET  STATEMENT.  Tenant  agrees  that,  within ten (10)

business  days after  receipt of a written  request  therefor  by  Landlord,  to execute in  recordable  form and  deliver to Landlord a  statement,  in writing,

stating:  (a) that  this  Lease is in full  force  and  effect,  (b) the date of commencement of the term of this Lease, (c) that rent is paid currently  without any offset or defense thereto,  (d) the amount of rent, if any, paid in advance,

and (e) that  there are no  uncured  defaults  by  Landlord,  or  stating  those defaults of Landlord claimed by Tenant,  provided that, if any such defaults are claimed,  such facts are accurate  and  ascertainable.

         ARTICLE 28. ATTORNMENT.  Tenant shall, in the event any proceedings are brought for foreclosure of any mortgage made by Landlord covering the Premises or the Project, attorn to the purchaser upon any such foreclosure or sale and

recognize   such   purchaser   as  Landlord   under  this  Lease.

         ARTICLE 29. SUBORDINATION.  Tenant agrees that this Lease shall, at the request of  Landlord,  be  subordinate  to any  mortgage  that now exists or may hereafter  be placed on the Project or the  Premises and to any and all advances to  be  made  thereunder,  and  to  the  interest  thereon,  and  all  renewals,

replacements and extensions thereof;  provided that the mortgagees named in said mortgages  shall agree to recognize  this Lease in the event of  foreclosure  if

Tenant is not then in default which default has continued  beyond the expiration of the  applicable  notice and cure  period and has become an Event of  Default.

Tenant also agrees that any  mortgagee may elect to have this Lease a prior lien to its mortgage and, in the event of such election and upon notification by such mortgagee to Tenant to that effect,  this Lease shall be deemed prior in lien to said  mortgage.  Tenant  agrees  that,  upon  the  request  by  Landlord  or any mortgagee,  it shall execute whatever  instruments may be reasonably required to carry out the  intent of this  Article  29 and which do not add to the intent of this  Article  29. Such  instruments  must be in form and  substance  reasonably satisfactory to Tenant and Tenant's counsel. Failure of Tenant to execute any of the instruments provided for in Articles 27 or 28 or this Article 29 within thirty (30) days after receipt of written  request to do so by Landlord  (unless due to a  reasonable  request by Tenant for  modification  to such  instruments)

shall constitute a breach of this Lease, and Landlord may, at its option, cancel this Lease and terminate Tenant's interest herein.

         ARTICLE 30. EMINENT DOMAIN - TAKING OF PREMISES.  In the event that the whole of the Project or the whole or part of the Premises or (except as provided below) the common area  serving the Premises is taken under the power of eminent domain by any public authority,  this Lease shall terminate and expire as of the date possession is taken by the public authority and Tenant shall pay rent up to the date of such taking with an  appropriate  refund by Landlord of such amounts thereof as shall have been paid in advance for a period  subsequent  to the date of the taking.  If less than the whole of the Project  shall be so taken and the portion of the Project  taken does not  involve any part of the  Premises or the common  loading dock area serving the Premises and if access is maintained  over at least one of the two common  driveways,  then this Lease  shall  continue  in effect. In the event of a termination, Tenant shall pay rent up to the date of such taking with an appropriate refund by Landlord of such amounts thereof as may have been paid in advance for a period subsequent to the date of the taking.

         In the event the Premises or the Project, or any part thereof, shall be taken  or  condemned  either  permanently  or  temporarily  for  any  public  or quasi-public use or purpose by competent authority in appropriation  proceedings or by any right of eminent  domain,  the  entire  compensation  award  therefor,

including,  but not limited to, all damages as  compensation  for  diminution in value of the leasehold,  reversion or fee, shall belong to Landlord  without any deductions  therefrom  for any  present or future  estate of Tenant,  and Tenant hereby assigns to Landlord all its right,  title and interest to any such award.

Although all damages in the event of any condemnation are to belong to Landlord,

whether such damages are awarded as compensation  for diminution in value of the leasehold,  reversion or fee of the Premises,  Tenant  shall,  in the event that this Lease is terminated by reason thereof,  have the right to claim and recover from the condemning authority,  but not from Landlord,  such compensation as may be separately  awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss which Tenant might incur in removing Tenant's merchandise,  furniture, fixtures, leasehold improvements and equipment.

         ARTICLE 31.  TENANT'S  PROPERTY.  Tenant shall be  responsible  for and shall pay before  delinquency  all  municipal,  county,  state and federal taxes assessed  during  the term of this  Lease  against  any  leasehold  interest  or personal property of any kind, owned by or placed in, upon or about the Premises by Tenant.

         Tenant shall hold Landlord harmless from and indemnify Landlord against any and all  claims or  liability  for any  injury  or  damage to any  person or property in or upon the  Premises  excepting  any injury or damage  arising from

Landlord's  negligence.  Landlord shall be liable for all claims of loss, injury or damage  occurring in or upon the common  areas,  including the grounds of the

Building  and the  parking  lot,  unless  caused by the  negligence  of  Tenant.

Landlord  shall not be  responsible  for the  flooding of  subsurface  areas and damage caused by refrigerators,  sprinkling devices, air conditioning apparatus,

water, snow, frost,  steam,  excessive heat or cold, falling plaster,  or broken fixtures,  unless such damage  results from the act or neglect of Landlord,  and whether  such damage be caused or results from any thing or  circumstance  above mentioned or referred to, or any other thing or  circumstance  of a like nature.

If any such damage,  whether to the Premises, the Building or the Project or any part thereof, or whether to Landlord or to other tenants in the Project, results from any act or neglect of Tenant,  Landlord may, at Landlord's  option,  repair such  damage and Tenant  shall,  upon  demand by  Landlord,  reimburse  Landlord forthwith for the total cost of such repairs. Tenant shall not be liable for any damages  caused by its act or neglect  if  Landlord  or any other  tenant of the

Project  has  recovered  the full  amount of  damages  from  insurance,  and the insurance  company  has waived in  writing  its  rights of  subrogation  against

Tenant.

         ARTICLE 32.  LIABILITY  OF  LANDLORD.  Tenant  hereby  recognizes  that

Landlord is a partnership.  It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary  notwithstanding,  that each and all of the  representations,  covenants,  undertakings and agreements herein made on the part of  Landlord  are  intended  not as  personal  representations,

covenants, undertakings and agreements of the partners of Landlord, but are made and intended for the purpose of binding only that portion of Landlord's property leased here-under.  No personal liability or personal  responsibility is assumed by, nor shall at any time be asserted or enforced  against,  any of the partners of Landlord on account of this Lease or on account of any covenant,  undertaking or agreement in this Lease  contained  (either  expressed or implied),  all such


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

personal  liability,  if any,  being  expressly  waived and  released  by Tenant herein,  and by all persons  claiming by,  through or under Tenant.  If Landlord shall  fail to  perform  any  covenant,  term or  condition  of  this  Lease  on

Landlord's part to be performed,  and if as a consequence of such default Tenant shall  recover  a money  judgment  against  Landlord,  such  judgment  shall  be satisfied  only out of the  proceeds of sale  received  upon  execution  of such judgment and levied thereon against the right, title and interest of Landlord in the  Project,  and neither  Landlord  nor its  partners  nor any other person or interest or entity owning any interest in or affiliated  with Landlord  shall be liable for any  deficiency.

         ARTICLE 33.  SECURITY  DEPOSIT.  There shall be no Security  Deposit in connection with this Lease.

         ARTICLE  34.  NAME OF  PROJECT.  The name of the  Project is  Americana

Commerce  Park.  Such name shall not be changed  without  the consent of Tenant,

which  consent  shall not be  unreasonably  withheld  or  delayed.

         ARTICLE 35.  COMMISSIONS  AND FEES.  Landlord and Tenant each represent that they have dealt with no real estate  brokers or agents in  connection  with this Lease except Kohr,  Royer,  Griffith,  Inc. In reliance upon the foregoing,

Landlord and Tenant agree to share equally in the payment of a brokerage commission to Kohr, Royer, Griffith, Inc. in the amount of three percent (3%) of the net  rentals  to be paid by Tenant  during the  original  term of this Lease under  Article 3(a) hereof.  Said  commission  shall be paid  one-half  upon the execution  of this Lease by Landlord  and Tenant,  and  one-half  upon  Tenant's acceptance  and occupancy of the  Premises.  Tenant agrees to indemnify and hold harmless Landlord from all other claims for brokerage commissions and fees based upon this Lease.

         ARTICLE 36. ENTIRE AGREEMENT.  This Lease and any exhibits,  addenda or riders attached  hereto and forming a part hereof,  set forth all the covenants,

promises, agreements,  conditions and understandings between Landlord and Tenant concerning  the Premises and there are no promises,  agreements,  conditions  or understandings,  either oral or written,  between them other than are herein set forth.  No  alteration,  amendment,  change or  addition  to this Lease shall be binding  upon  Landlord  or Tenant  unless  reduced to writing and signed by the parties hereto.

         ARTICLE 37.  DELAYS.  In the event that either  party  hereto  shall be delayed or hindered in or  prevented  from the  performance  of any act required hereunder by reason of strikes,  lockouts, labor troubles,  inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing  work or doing acts required under the terms of this

Lease,  then performance of such act shall be excused for the period  equivalent to the period of such delay. The provisions of this Article 34 shall not operate to excuse Tenant from prompt payment of rent or any other  payments  required by the terms of this Lease.

         ARTICLE 38. NOTICES.  Any notice,  demand,  request or other instrument which may be or is required to be given under this Lease shall be sent by United

States certified mail, return receipt requested,  postage prepaid,  and shall be addressed to Landlord at c/o Oakwood Management Company, 6950 Americana Parkway,

Reynoldsburg, Ohio 43068, and to Tenant at 6954 Americana Parkway, Reynoldsburg,

Ohio 43068,  or such other  addresses as Landlord or Tenant  shall  designate by written  notice to the other  party.  Notice shall be  effective  upon  receipt.

         ARTICLE 39.  RECORDING.  Tenant shall not record this Lease without the prior written consent of Landlord; provided, however, upon the request of either party  hereto,  the other party shall join in the  execution of a memorandum  or so-called  "short  form" of this Lease for the  purposes  of  recordation.  Said memorandum or "short form" of this Lease shall contain the names of Landlord and

Tenant and their addresses as set forth in this Lease, a reference to this Lease with its date of execution, a description of the Premises, including a reference by volume and page to the record of the deed under which Landlord  claims title,

and the term of this Lease,  together  with the rights of renewal or  extensions thereof.

         ARTICLE  40.  TRANSFER  OF  LANDLORD'S  INTEREST.  In the  event of any transfer or transfers of  Landlord's  interest in the Premises,  the  transferor shall  automatically  be relieved of any and all  obligations and liabilities on the part of Landlord accruing from and after the date of such transfer.

         ARTICLE 41.  APPROVAL AND  AUTHORIZATION.  At the time of execution and delivery of this Lease by Tenant,  Tenant shall  deliver to Landlord a certified resolution of its board of directors  evidencing  the previous  approval of this

Lease by Tenant and the  authority  of the  officers  of Tenant who  execute and deliver this Lease on behalf of Tenant.

         ARTICLE 42. ACCORD AND SATISFACTION. No payment by Tenant or receipt by

Landlord of a lesser  amount than the monthly rent herein  stipulated to be paid by Tenant to Landlord or any endorsement or statement on any check or any letter accompanying  any  check or  payment  as rent  shall be  deemed  an  accord  and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

         ARTICLE 43. RIGHT OF FIRST REFUSAL.  In the event space in the Building immediately  contiguous to the Premises (the "Contiguous  Space") becomes vacant and not subject to an existing  lease,  Landlord shall not lease such Contiguous

Space to any party other than Tenant  without first offering the space to Tenant under the following terms and conditions:

     (a) In the event  Landlord  receives a bona fide  offer from a  prospective tenant (including an affiliate of Landlord) which it desires to accept, Landlord shall notify Tenant ("Landlord's  Notice") of the availability of the Contiguous

Space and the economic terms of such offer.

     (b) Tenant shall have a period of five (5) business  days after  receipt of such notice to notify Landlord  ("Tenant's Notice") that it desires to lease all of such  Contiguous  Space upon such terms or such other terms as  Landlord  and

Tenant may agree.

     (c) If Tenant so notifies Landlord that it desires to lease such Contiguous

Space,  Landlord  and  Tenant  shall  promptly  amend  this  Lease  to add  such additional  space,  modify the rent,  and  include any tenant  finish  allowance provisions  thereto.  All  other  terms  shall  be the  same as in  this  Lease.

Provided, however, that if an amendment to this Lease has not been


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

executed within thirty (30) days after the date of Tenant's Notice, Tenant shall nonetheless  be  obligated  to pay the  additional  rent and common area charges relative to such Contiguous Space.

     (d) If  Tenant  does not  notify  Landlord  of its  election  to lease  the

Contiguous  Space by Tenant's Notice within five (5) business days after receipt of  Landlord's  Notice or notify  Landlord  within  such period that it does not elect to lease the Contiguous  Space,  Tenant shall be deemed to have waived its right under this Article 43 to lease the  Contiguous  Space,  and Landlord shall have the right to enter into a lease  with any other  party for all or a portion of the  Contiguous  Space on terms no less  favorable  to the Tenant  than those contained in  Landlord's  Notice at any time.  If Landlord  desires to lease the

Contiguous  Space to a third party on terms more  favorable  to the  prospective tenant than those  contained in the  Landlord's  Notice,  it must first offer to lease the same to Tenant by means of a new Landlord's  Notice,  and Tenant shall thereafter  have a five (5) business day period to elect to lease the Contiguous

Space on those terms by sending a Tenant's  Notice as set forth herein under the same conditions set forth in this Article.


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

         IN WITNESS  WHEREOF,  the parties hereto have executed this Addendum as of the date of execution of the printed Lease to which it is attached.


Signed and acknowledged                LANDLORD:
in the presence of:
                                       AMERICANA INVESTMENT COMPANY


/s/ Sally J. McGinty                   By    /s/ Donald W. Kelley
------------------------------------         -----------------------------------

/s/ John W. Royer                            Its   Managing Partner
------------------------------------         -----------------------------------


                                       TENANT:

                                       LEXFORD, INC.


/s/ John W. Royer                      By    /s/ Thomas R. Russell
------------------------------------         -----------------------------------

/s/ David Kerscher                           Its   Comptroller
------------------------------------         -----------------------------------

STATE OF OHIO          )
                       )     ss:
COUNTY OF FRANKLIN     )

     The foregoing instrument was acknowledged before me this 25th day of February, 1998, by Donald W. Kelley, authorized partners of Americana Investment Company, an Ohio general partnership, on behalf of the partnership.


                                        /s/ Sally J. McGinty
                                        ---------------------
                                        Notary Public



STATE OF OHIO          )
                       )     ss:
COUNTY OF FRANKLIN     )

     The foregoing instrument was acknowledged before me this 24th day of February, 1998, by Thomas R. Russell, of Lexford, Inc., an Ohio corporation, on behalf of the corporation.


                                        /s/ Jamie Rustemeyer
                                        --------------------
                                        Notary Public



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